Exhibit 10.32

                SIXTH MODIFICATION AND REAFFIRMATION OF GUARANTY
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     THIS SIXTH MODIFICATION AND REAFFIRMATION OF GUARANTY ("Reaffirmation")
dated as of July 31, 2004, by FIRST AVIATION SERVICES, INC., a Delaware corporation with an office at 15 Riverside Avenue, Westport, Connecticut 06880 ("Guarantor") and in favor of HUDSON UNITED BANK, a state banking corporation with an office located at 87 Post Road East, Westport, Connecticut 06880 (the "Bank").


     PREMISES.

     1. Pursuant to a Guaranty dated as of March 30, 2000 and a certain Modification and Reaffirmation of Guaranty dated as of August 30, 2000 and a certain Second Reaffirmation of Guaranty dated as of April 27, 2001, and a certain Third Reaffirmation of Guaranty dated as of June 28, 2001 and a certain Fourth Modification And Reaffirmation of Guaranty dated as of July 31, 2002 and a certain Fifth Modification Of Guaranty dated as of July 31, 2003 (collectively, the "Guaranty"), the Guarantor has unconditionally guarantied the Obligations (as defined in the Guaranty) of Aerospace Products International, Inc., a Delaware corporation (the "Borrower") to Bank in accordance with the terms thereof and a certain Commercial Revolving Promissory Note ("Note") and Commercial Revolving Loan And Security Agreement both dated as of March 30, 2000, as amended by First Amendment to the Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated August 30, 2000, as amended by Second Amendment to the Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated as of April 27, 2001, as amended by a Third Amendment to the Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated as of June 28, 2001, and as amended by Fourth Amendment to the Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated as of July 31, 2002. and as amended by Fifth Amendment to the Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated as of July 31, 2003 (collectively, the "Loan Agreement"). The Borrower has requested the Bank to consent to a sixth amendment of the Loan Agreement and Note between the Borrower and the Bank, and as a condition of said consent, the Bank has required that Guarantor reaffirm its Guaranty pursuant hereto. The Guarantor understands and acknowledges that the Bank has relied on this Reaffirmation and on the continuing obligations of the Guarantor under the Guaranty in approving the modification and that, in the absence of this Reaffirmation, the Bank would have not done so.

     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, Guarantor hereby agrees as follows:

     1. Guarantor acknowledges and reaffirms the Guaranty pursuant to, and in accordance with, the terms thereof. Without limiting the generality of the foregoing or of the Guaranty, Guarantor acknowledges and agrees that it is fully aware of the Sixth Amendment of the Note and Loan Agreement (collectively, the "Amendment") and the terms thereof and that notwithstanding the Amendment or any Loan Document (as defined in the Loan Agreement), Guarantor remains liable for the full amount of the Obligations in accordance with the terms of the Guaranty, its Obligations under the Guaranty are and continue in full force and effect and that the Amendment does not and shall not, in any way, impair, discharge or limit the obligations of Guarantor hereunder or under such Guaranty.

     2. Section 4.2 of the Guaranty is hereby amended and restated as follows:

     "4.2 Financial Statements; Reports. Furnish to the Lender:
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          a.   Monthly, unaudited, internally prepared compilation of
               consolidated results of the Guarantor and its Subsidiaries, to be submitted on or before the thirtieth (30th) day of every calendar month;

          b. Annual budget to be submitted within thirty (30) days following Guarantor's fiscal year end;

          c. Quarterly Covenant Compliance Certificates, to be submitted within thirty (30) days following the end of each quarter and within forty-five (45) days following Guarantor's fiscal year end;

          d. Copies of Guarantor's Form 10-K and 10-Q to be submitted within fifteen (15) days of filing with the Securities and Exchange Commission."

     3. No amendment, modification, termination, or waiver of any provision of this Reaffirmation nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless in writing and signed by the Bank and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

     4. Guarantor reaffirms that the provisions of this Reaffirmation shall not be construed as superseding, limiting or expanding the Guaranty, which Guaranty continues in full force and effect. The terms hereof shall be in addition to and not in lieu of, the terms of the Guaranty.

     5. Severability. If any clause or provision of this Reaffirmation is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Reaffirmation will not be affected thereby.

     6. Successors and Assigns. This Reaffirmation shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Guarantor shall not assign this Reaffirmation, or any related document, or any of its rights without the prior written consent of the Lender.


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

     7. Governing Law; Consent to Jurisdiction. This Reaffirmation is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Connecticut and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Connecticut. The undersigned irrevocably appoints Aaron Hollander and each and every officer of the undersigned as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Reaffirmation or any other Loan Document (as defined in the Loan Agreement). The undersigned hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such officer. The undersigned agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned. The undersigned agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum.

     8. THE GUARANTOR ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THE NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY DESIRE TO USE, AND FURTHER, WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS REAFFIRMATION THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     9. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS REAFFIRMATION OR THE FINANCING TRANSACTION OF WHICH THIS REAFFIRMATION IS A PART OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.


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

     IN WITNESS WHEREOF, the Guarantor, intending to be legally bound hereby, has duly executed this Reaffirmation as of the date and year first above written.


                                   FIRST AVIATION SERVICES, INC.


                                   By /s/ Robert G. Costantini
                                      ------------------------
                                       Robert G. Costantini
                                       Chief Financial Officer


                                   HUDSON UNITED BANK


                                   By /s/ Christopher L. Rallo
                                      ------------------------
                                       Christopher L. Rallo
                                       Its Vice President



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